Fees Summary	Aug. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 109,537,500
Previously Paid Amount	15,127.13
Total Fee Amount	15,127.13
Total Offset Amount	0
Net Fee	$ 0